COUSINS PROPERTIES INCORPORATED

Quarterly Information Package

For the Quarter Ended March 31, 2012

TABLE OF CONTENTS

Press Release	1

Consolidated Statements of Operations	5

Funds From Operations	4

Consolidated Balance Sheets	6

Same Property Information	7

Key Performance Indicators	8

Funds From Operations – Summary	9

Funds From Operations – Supplemental Detail	10

Portfolio Listing	14

Same Property Performance – Leasing and Occupancy	15

Same Property Performance – Net Operating Income	16

Square Feet Expiring	17

Top 20 Tenants	18

Development Pipeline	19

Inventory of Commercial Land Held	20

Inventory of Lots and Tracts in Residential Projects	21

Debt Outstanding	22

Calculations and Reconciliations of Non-GAAP Financial Measures	23

Discussion of Non-GAAP Financial Measures	29

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust, risks associated with development projects and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR

FIRST QUARTER OF 2012

Highlights

•	Funds From Operations was $0.13 per share.

•	Same property net operating income increased 5.4% from the first quarter of 2011.

•	Eighteen residential projects in the CL Realty and Temco joint ventures were sold for $23.5 million.

ATLANTA (May 9, 2012) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2012.

“This was another solid quarter with strong operating results,” said Larry Gellerstedt, CEO of Cousins. “We continue to successfully exit our non-core holdings and are working diligently to recycle this capital into attractive investment opportunities.”

Portfolio Activity

•	Leased or renewed 179,000 square feet of office space and 136,000 square feet of retail space.

Transaction Activity

•	Sold interests in 18 residential projects held by the CL Realty and Temco joint ventures to affiliates of Forestar Group Inc., the partner in the ventures, for $23.5 million.

•	Subsequent to quarter end, sold The Avenue Collierville for $55 million.

•	Executed contracts to sell Galleria 75 and Ten Peachtree Place, which are expected to close during the second quarter of 2012.

Financing Activity

•	Amended the $350.0 million unsecured credit facility by, among other things, extending the maturity date to February 28, 2016 and decreasing the interest rate spread over LIBOR.

•	Closed a $100.0 million non-recourse, fixed-rate mortgage on 191 Peachtree Tower with a 3.35% interest rate and an October 1, 2018 maturity date.

Financial Results

FFO was $13.5 million, or $0.13 per share, for the first quarter of 2012 compared with $8.1 million, or $0.08 per share, for the first quarter of 2011.

-MORE-

191 Peachtree Street NE    —    Suite 500    —    Atlanta, Georgia 30303-1740     —    404/407-1000    —    FAX 404/407-1002

CUZ Reports First Quarter Results

May 9, 2012

Net loss available to common stockholders was ($13.1) million, or ($0.13) per share, for the first quarter of 2012 compared with net loss available of ($7.9) million, or ($0.08) per share, for the first quarter of 2011.

Investor Conference Call and Webcast

The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, May 10, 2012, to discuss the results of the quarter ended March 31, 2012. The number to call for this interactive teleconference is (212) 231-2901.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21587257. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q1 2012 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.

The Consolidated Statements of Operations, Consolidated Balance Sheets, a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles Rental Property Revenues and Expenses to Same Property Net Operating Income, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations – Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and, which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

-MORE-

CUZ Reports First Quarter Results

May 9, 2012

Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; competition from other developers or investors; the risks associated with real estate development and acquisitions; the availability of buyers and adequate pricing if the Company intends to liquidate certain assets; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011
REVENUES:
Rental property revenues	$37,183	$32,679
Fee income	2,856	3,385
Third party management and leasing revenues	4,711	4,088
Multi-family residential unit sales	—	4,657
Residential lot and outparcel sales	949	165
Other	1,465	513

	47,164	45,487

COSTS AND EXPENSES:
Rental property operating expenses	14,419	12,886
Third party management and leasing expenses	4,300	4,093
Multi-family residential unit cost of sales	—	2,500
Residential lot and outparcel cost of sales	564	69
General and administrative expenses	6,623	7,400
Interest expense	6,268	7,544
Reimbursed expenses	1,376	1,512
Depreciation and amortization	14,136	12,113
Impairment loss	12,233	3,508
Separation expenses	213	101
Other	698	862

	60,830	52,588

LOSS ON EXTINGUISHMENT OF DEBT	(94)	—

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(13,760)	(7,101)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	(27)	64

INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,186	2,496

LOSS FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(11,601)	(4,541)

GAIN ON SALE OF INVESTMENT PROPERTIES	57	59

LOSS FROM CONTINUING OPERATIONS	(11,544)	(4,482)

INCOME FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	104	817
Gain (loss) on sale of discontinued investment properties	86	(384)

	190	433

NET LOSS	(11,354)	(4,049)

NET LOSS (INCOME) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	1,469	(581)

NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	(9,885)	(4,630)

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)

NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(13,112)	$(7,857)

PER COMMON SHARE INFORMATION - BASIC AND DILUTED:
Loss from continuing operations attributable to controlling interest	$(0.13)	$(0.08)
Income from discontinued operations	—	—

Net loss available to common stockholders	$(0.13)	$(0.08)

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED	104,000	103,515

DIVIDENDS PER COMMON SHARE	$0.045	$0.045

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

FUNDS FROM OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2012	2011
Net Loss Available to Common Stockholders	$(13,112)	$(7,857)
Depreciation and amortization:
Consolidated properties	14,136	12,113
Discontinued properties	120	1,426
Share of unconsolidated joint ventures	2,666	2,683
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(364)	(563)
Share of unconsolidated joint ventures	(5)	(5)
Impairment loss on depreciable investment property net of amounts attributable to noncontrolling interests	10,190	—
(Gain) loss on sale of investment properties:
Consolidated	(57)	(59)
Discontinued properties	(86)	384

Funds From Operations Available to Common Stockholders	$13,488	$8,122

Per Common Share - Basic and Diluted:
Net Loss Available	$(.13)	$(.08)

Funds From Operations	$.13	$.08

Weighted Average Shares-Basic	104,000	103,515

Weighted Average Shares-Diluted	104,000	103,530

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31, 2012	December 31, 2011
	(unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $300,260 and $289,473 in 2012 and 2011, respectively	$854,179	$884,652
Operating property held for sale, net of accumulated depreciation of $2,522 in 2012	7,743	—
Projects under development	15,008	11,325
Land held	54,132	54,132
Residential lots	12,657	13,195
Other	637	637

Total properties	944,356	963,941

CASH AND CASH EQUIVALENTS	4,002	4,858
RESTRICTED CASH	4,122	4,929
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $2,738 and $5,100 in 2012 and 2011, respectively	48,864	48,500
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	141,180	160,587
OTHER ASSETS	57,110	52,720

TOTAL ASSETS	$1,199,634	$1,235,535

LIABILITIES AND EQUITY
NOTES PAYABLE	$529,168	$539,442
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	30,936	36,075
DEFERRED GAIN	3,921	3,980
DEPOSITS AND DEFERRED INCOME	15,263	15,880

TOTAL LIABILITIES	579,288	595,377

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	295	2,763

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2012 and 2011	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2012 and 2011	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,709,513 and 107,272,078 shares issued in 2012 and 2011, respectively	107,710	107,272
Additional paid-in capital	687,809	687,835
Treasury stock at cost, 3,570,082 shares in 2012 and 2011	(86,840)	(86,840)
Distributions in excess of cumulative net income	(291,976)	(274,177)

TOTAL STOCKHOLDERS’ INVESTMENT	586,305	603,692

Nonredeemable noncontrolling interests	33,746	33,703

TOTAL EQUITY	620,051	637,395

TOTAL LIABILITIES AND EQUITY	$1,199,634	$1,235,535

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

SAME PROPERTY INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2012	2011
Net Operating Income - Consolidated Properties
Rental property revenues	$37,183	$32,679
Rental property expenses	14,419	12,886

Net Operating Income - Consolidated Properties	22,764	19,793
Net Operating Income - Discontinued Operations
Rental property revenues	309	3,614
Rental property expenses	85	1,371

Net Operating Income - Discontinued Operations	224	2,243
Net Operating Income - Unconsolidated Joint Ventures	6,322	6,052

Total Net Operating Income	$29,310	$28,088

Net Operating Income
Same property	26,858	25,488
Non-same property	2,452	2,600

Net Operating Income	$29,310	$28,088

Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income which is rental property revenues less rental property operating expenses, like FFO, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation. Same-Property Net Operating Income include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

COUSINS PROPERTIES INCORPORATED

KEY PERFORMANCE INDICATORS

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
Property Statistics
Number of Operating Properties	41	40	40	39	38	38	38
Rentable Square Feet (in thousands)	14,156	13,747	13,749	13,342	12,572	12,572	12,573
Acres of Commercial Land (Company share)	510	510	510	506	424	424	424
Acres of Residential Land (Company share)	4,829	4,831	4,228	4,228	4,596	4,596	4,026
Number of Residential Lots Remaining to be Sold (Company Share)	3,684	3,667	3,632	3,600	2,687	2,687	817

Leverage Ratios (1)
Debt/Total Market Capitalization	40%	39%	39%	45%	46%	46%	42%
Debt/Total Undepreciated Assets	35%	34%	34%	33%	37%	37%	38%
Debt + Preferred/Total Market Capitalization	50%	49%	48%	57%	57%	57%	52%
Debt + Preferred/Total Undepreciated Assets	43%	43%	43%	42%	46%	46%	47%

Coverage Ratios (1)
Interest Coverage	2.53	2.76	2.74	3.28	3.65	3.08	3.31
Fixed Charges Coverage	1.78	1.76	1.71	2.02	2.15	1.90	1.93
Debt/Annualized EBITDA	6.13	6.88	7.11	6.09	6.45	6.45	7.03

Dividend Ratios (1)
FFO Payout Ratio	111%	57%	43%	33%	-4%	-24%	35%
FFO Before Certain Charges Payout Ratio	72%	40%	42%	32%	29%	35%	37%
FAD Payout Ratio	226%	133%	297%	94%	-4%	-17%	55%
FAD Before Certain Charges Payout Ratio	107%	66%	246%	92%	51%	80%	61%

Operations Ratios (1)
General and Administrative Expenses/Revenues Including Discontinued Operations	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%

(1)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUMMARY (1)

($ in thousands, except per share)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
NET OPERATING INCOME
OFFICE	72,792	18,608	18,780	18,848	19,151	75,387	20,651
RETAIL	31,729	8,430	7,443	7,672	8,038	31,583	8,658
INDUSTRIAL	3,625	1,050	911	907	714	3,582	1
OTHER	96	1	—	—	—	1	—

TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,310
SALES LESS COST OF SALES
MULTI-FAMILY RESIDENTIAL	7,898	2,174	53	(2)	25	2,250	(1)
RESIDENTIAL LOTS	2,446	226	398	519	504	1,647	385
TRACTS AND OUTPARCEL	10,056	70	27	167	3,325	3,589	—
OTHER INVESTMENT PROPERTY	—	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384
FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856
THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711
OTHER INCOME	1,312	571	644	448	541	2,204	1,507

TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)
REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)	(1,376)
SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)
GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)
INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)
IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—
OTHER EXPENSES	(6,043)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,604)
INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)
PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)

FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488
WEIGHTED AVERAGE SHARES - BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000
WEIGHTED AVERAGE SHARES - DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000
FFO PER SHARE- BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13

(1)	Amounts may differ slightly from actual results due to rounding.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
TERMINUS 100	14,781	4,015	3,897	3,669	3,956	15,537	4,063
191 PEACHTREE TOWER	13,117	3,228	3,238	3,641	3,937	14,044	3,789
THE AMERICAN CANCER SOCIETY CENTER	10,818	2,771	2,995	2,927	2,878	11,571	2,872
PROMENADE	—	—	—	—	693	693	2,014
MERIDIAN MARK PLAZA	3,686	895	946	1,021	1,001	3,863	1,015
LAKESHORE PARK PLAZA	2,203	546	505	490	558	2,099	559
THE POINTS AT WATERVIEW	1,927	415	423	523	463	1,824	504
333 NORTH POINT CENTER EAST	1,673	419	456	375	389	1,639	424
600 UNIVERSITY PARK PLACE	1,526	182	300	352	355	1,189	384
200 NORTH POINT CENTER EAST	1,575	438	420	374	359	1,591	356
100 NORTH POINT CENTER EAST	1,524	307	373	346	329	1,355	279
INHIBITEX	896	225	224	224	224	897	225
555 NORTH POINT CENTER EAST	2,038	506	448	406	418	1,778	195
COSMOPOLITAN CENTER	515	106	95	(76)	(24)	101	41
OTHER	—	—	(4)	(3)	—	(7)	(5)

SUBTOTAL - OFFICE CONSOLIDATED	56,279	14,053	14,316	14,269	15,536	58,174	16,715
JOINT VENTURE PROPERTIES:
PALISADES WEST	5,012	1,511	1,512	1,511	1,536	6,070	1,528
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,679	933	992	960	937	3,822	970
TEN PEACHTREE PLACE	2,314	602	448	495	486	2,031	501
TERMINUS 200	62	14	67	140	242	463	358
GATEWAY VILLAGE (2)	1,208	302	302	302	302	1,208	302
PRESBYTERIAN MEDICAL PLAZA	19	14	15	18	14	61	16
OTHER	(52)	(19)	(14)	(20)	(10)	(63)	39

SUBTOTAL - OFFICE JOINT VENTURE	12,242	3,357	3,322	3,406	3,507	13,592	3,714
DISCONTINUED OPERATIONS:
GALLERIA 75	319	132	127	107	147	513	206
ONE GEORGIA CENTER	4,101	1,067	1,009	1,071	(39)	3,108	15
8995 WESTSIDE PARKWAY	(149)	(1)	—	(5)	—	(6)	—
OTHER	—	—	6	—	—	6	1

SUBTOTAL - OFFICE DISCONTINUED	4,271	1,198	1,142	1,173	108	3,621	222
TOTAL - OFFICE NET OPERATING INCOME	72,792	18,608	18,780	18,848	19,151	75,387	20,651

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
RETAIL:
CONSOLIDATED PROPERTIES:
THE AVENUE FORSYTH	6,235	2,166	1,684	1,907	2,019	7,776	2,704
THE AVENUE WEBB GIN	5,295	1,463	1,322	1,239	1,251	5,275	1,258
THE AVENUE COLLIERVILLE	5,238	1,254	1,023	970	1,163	4,410	1,190
TIFFANY SPRINGS MARKETCENTER	3,311	856	875	901	875	3,507	897
OTHER	—	—	(3)	(1)	1	(3)	—

SUBTOTAL - RETAIL CONSOLIDATED	20,079	5,739	4,901	5,016	5,309	20,965	6,049
JOINT VENTURE PROPERTIES:
THE AVENUE MURFREESBORO	4,405	1,175	1,153	1,140	1,224	4,692	1,075
CW INVESTMENTS (3)	—	594	594	612	610	2,410	610
THE AVENUE EAST COBB	634	144	163	150	112	569	122
THE AVENUE WEST COBB	493	135	134	142	148	559	134
GREENBRIER MARKETCENTER	551	142	141	132	135	550	152
NORTH POINT MARKETCENTER	493	138	121	132	141	532	144
THE AVENUE VIERA	503	128	129	128	134	519	137
THE AVENUE PEACHTREE CITY	437	106	99	103	102	410	112
LOS ALTOS MARKETCENTER	220	84	10	60	67	221	71
VIERA MARKETCENTER	201	49	53	49	55	206	51
OTHER	—	—	(1)	(1)	—	(2)	—

SUBTOTAL - RETAIL JOINT VENTURE	7,937	2,695	2,596	2,647	2,728	10,666	2,608
DISCONTINUED OPERATIONS:
SAN JOSE MARKETCENTER	3,713	(4)	(54)	9	1	(48)	1

SUBTOTAL - RETAIL DISCONTINUED	3,713	(4)	(54)	9	1	(48)	1
TOTAL - RETAIL NET OPERATING INCOME	31,729	8,430	7,443	7,672	8,038	31,583	8,658
INDUSTRIAL DISCONTINUED OPERATIONS:
KING MILL DISTRIBUTION PARK - BUILDING 3	1,785	537	529	534	429	2,029	2
LAKESIDE RANCH BUSINESS PARK - BUILDING 20	1,265	372	382	373	285	1,412	(1)
JEFFERSON MILL BUSINESS PARK - BUILDING A	575	141	—	—	—	141	—

SUBTOTAL - INDUSTRIAL DISCONTINUED	3,625	1,050	911	907	714	3,582	1
TOTAL - INDUSTRIAL NET OPERATING INCOME	3,625	1,050	911	907	714	3,582	1
OTHER CONSOLIDATED NET OPERATING INCOME	96	1	—	—	—	1	—

TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,310

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
SALES LESS COST OF SALES
MULTI-FAMILY SALES LESS COST OF SALES - CONSOLIDATED	7,425	2,157	20	—	—	2,177	—
MULTI-FAMILY SALES LESS COST OF SALES - JOINT VENTURES	473	17	33	(2)	25	73	(1)

SUBTOTAL - MULTI-FAMILY SALES LESS COST OF SALES	7,898	2,174	53	(2)	25	2,250	(1)
LOT SALES LESS COST OF SALES - CONSOLIDATED	574	46	4	7	17	74	385
LOT SALES LESS COST OF SALES - JOINT VENTURES	1,872	180	394	512	487	1,573	—

SUBTOTAL - LOT SALES LESS COST OF SALES	2,446	226	398	519	504	1,647	385
TRACT SALES LESS COST OF SALES - CONSOLIDATED	1,697	—	—	—	3,258	3,258	—
TRACT SALES LESS COST OF SALES - JOINT VENTURES	3,607	20	27	167	67	281	—
OUTPARCEL SALES LESS COST OF SALES - CONSOLIDATED	4,670	50	—	—	—	50	—
OUTPARCEL SALES LESS COST OF SALES - JOINT VENTURES	82	—	—	—	—	—	—

SUBTOTAL - TRACT AND OUTPARCEL SALES LESS COST OF SALES	10,056	70	27	167	3,325	3,589	—
TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384
FEE INCOME
DEVELOPMENT FEES	2,013	532	612	994	712	2,850	525
MANAGEMENT FEES (4)	9,662	2,377	2,176	2,198	2,106	8,857	2,099
LEASING & OTHER FEES	2,768	476	647	717	274	2,114	232

TOTAL - FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856
THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,239	249	271	266	588	1,374	314
MANAGEMENT FEES (5)	13,539	3,359	3,341	3,136	3,226	13,062	3,396
LEASING & OTHER FEES	4,199	480	993	1,996	1,454	4,923	1,001

TOTAL - THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711
OTHER INCOME
TERMINATION FEES	562	452	369	368	437	1,626	234
INTEREST AND OTHER INCOME - CONTINUING OPERATIONS	715	119	187	80	94	480	1,273
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	35	—	88	—	10	98	—

TOTAL INTEREST INCOME & OTHER	1,312	571	644	448	541	2,204	1,507
TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)
REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)	(1,376)
SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)
GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,264)	(2,260)	(8,979)	(2,230)
TERMINUS 100	(11,135)	(1,842)	(1,835)	(1,829)	(1,822)	(7,328)	(1,816)
UNSECURED CREDIT FACILITY	(5,235)	(1,475)	(1,480)	(1,665)	(1,585)	(6,205)	(1,648)
MERIDIAN MARK PLAZA	(1,763)	(409)	(408)	(407)	(406)	(1,630)	(404)
THE POINTS AT WATERVIEW	(983)	(242)	(240)	(239)	(237)	(958)	(235)
333 & 555 NORTH POINT CENTER EAST	(1,906)	(471)	(317)	—	—	(788)	—
100 NORTH POINT CENTER EAST (6)	(679)	(169)	(168)	(167)	(167)	(671)	(166)
200 NORTH POINT CENTER EAST (6)	(679)	(169)	(168)	(167)	(167)	(671)	(166)
600 UNIVERSITY PARK PLACE	(933)	(230)	(229)	(100)	—	(559)	—
LAKESHORE PARK PLAZA	(1,112)	(275)	(273)	—	—	(548)	—
OTHER	(235)	(47)	—	—	—	(47)	(29)
UNSECURED TERM LOAN	(3,538)	—	—	—	—	—	—
CAPITALIZED	—	—	—	237	363	600	426

SUBTOTAL - CONSOLIDATED	(37,180)	(7,544)	(7,358)	(6,601)	(6,281)	(27,784)	(6,268)

JOINT VENTURE DEBT:
THE AVENUE MURFREESBORO	(1,409)	(458)	(417)	(484)	(453)	(1,812)	(444)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,472)	(364)	(361)	(359)	(357)	(1,441)	(355)
TEN PEACHTREE PLACE	(752)	(184)	(183)	(182)	(181)	(730)	(180)
TERMINUS 200	(155)	(89)	(93)	(98)	(113)	(393)	(126)
THE AVENUE EAST COBB	(246)	(49)	(49)	(49)	(49)	(196)	(49)
TEMCO ASSOCIATES	(109)	(26)	(26)	(25)	(21)	(98)	(25)
CL REALTY	(109)	(22)	(18)	(15)	(6)	(61)	—

SUBTOTAL - JOINT VENTURE	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)

TOTAL INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)

IMPAIRMENT LOSSES
IMPAIRMENT LOSS - CONSOLIDATED	(2,554)	(3,508)	—	—	(96,623)	(100,131)	—
IMPAIRMENT LOSS - OTHER	(3,746)	—	—	—	—	—	—
IMPAIRMENT LOSS - JOINT VENTURE INVESTMENTS	—	—	(250)	—	(28,753)	(29,003)	—

TOTAL - IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—
OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,540)	(581)	(681)	(613)	(212)	(2,087)	(574)
PROPERTY TAXES & OTHER HOLDING COSTS	(3,158)	(803)	(555)	(522)	(514)	(2,394)	(456)
PREDEVELOPMENT & OTHER	(1,258)	(59)	(117)	(266)	(1,600)	(2,042)	(242)
OTHER - JOINT VENTURE	914	43	—	(413)	(97)	(467)	(332)

TOTAL - OTHER EXPENSES	(6,042)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,604)

INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,884)	(563)	(372)	(388)	(365)	(1,688)	(364)
DISCONTINUED OPERATIONS	(5)	—	—	—	—	—	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(22)	(5)	(5)	(5)	(5)	(20)	(5)

TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)

FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488
WEIGHTED AVERAGE SHARES - BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000
WEIGHTED AVERAGE SHARES - DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000
FFO PER SHARE - BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13

(1)	Amounts may differ slightly from actual results due to rounding.
(2)	The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company will receive up to an 17%
(3)	The Company receives a 16.00% current return on its $14.9 million investment in CW Investments. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village and Highland City Town Center.
(4)	Management Fees include reimbursed expenses that are included in the “Reimbursed Expenses” line item below.
(5)	Management Fees related to third party management fee revenues include reimbursed expenses that are included in the “Third Party Management and Leasing Expenses” line item below.
(6)	Debt paid off subsequent to quarter end.

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended March 31, 2012

				Company Share
Property Description	Metropolitan Area	Rentable Square Feet	Company’s Ownership Interest	Percent Leased	% of Total Net Operating Income (4)	Property Level Debt ($000)
I. OFFICE PROPERTIES
Terminus 100	Atlanta	655,000	100.00%	96%	14%	137,687
191 Peachtree Tower	Atlanta	1,222,000	100.00%	82%	13%	100,000
The American Cancer Society Center	Atlanta	996,000	100.00%	83%	10%	135,295
Promenade (3)	Atlanta	775,000	100.00%	68%	7%	—
Meridian Mark Plaza	Atlanta	160,000	100.00%	98%	3%	26,466
Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	99%	3%	23,631
Ten Peachtree Place (1)	Atlanta	260,000	50.00%	100%	2%	12,994
555 North Point Center East	Atlanta	152,000	100.00%	96%	1%	—
333 North Point Center East	Atlanta	130,000	100.00%	98%	1%	—
200 North Point Center East (2)	Atlanta	130,000	100.00%	88%	1%	12,193
100 North Point Center East (2)	Atlanta	128,000	100.00%	84%	1%	12,193
Inhibitex	Atlanta	51,000	100.00%	100%	1%	—
Terminus 200 (1)	Atlanta	566,000	20.00%	88%	1%	14,926
Galleria 75	Atlanta	111,000	100.00%	94%	1%	—
Cosmopolitan Center	Atlanta	51,000	100.00%	94%	0%	—

GEORGIA		5,745,000		85%	59%	475,385

Palisades West	Austin	373,000	50.00%	99%	5%	—
The Points at Waterview	Dallas	203,000	100.00%	90%	2%	15,977

TEXAS		576,000		94%	7%	15,977

Lakeshore Park Plaza (3)	Birmingham	197,000	100.00%	96%	2%	—
600 University Park Place (3)	Birmingham	123,000	100.00%	93%	1%	—

ALABAMA		320,000		95%	3%	—

Gateway Village (1)	Charlotte	1,065,000	50.00%	100%	1%	39,735
Presbyterian Medical Plaza	Charlotte	69,000	11.50%	84%	0%	—

NORTH CAROLINA		1,134,000		100%	1%	39,735

TOTAL OFFICE PROPERTIES		7,775,000		88%	70%	531,097

II. RETAIL PROPERTIES
The Avenue Forsyth (3)	Atlanta	524,000	100.00%	89%	9%	—
The Avenue Webb Gin	Atlanta	322,000	100.00%	81%	4%	—
The Avenue West Cobb	Atlanta	256,000	11.50%	95%	1%	—
North Point MarketCenter	Atlanta	401,000	10.32%	100%	1%	—
The Avenue East Cobb	Atlanta	230,000	11.50%	86%	0%	4,126
The Avenue Peachtree City	Atlanta	183,000	11.50%	89%	0%	—

GEORGIA		1,916,000		87%	15%	4,126

The Avenue Murfreesboro	Nashville	751,000	50.00%	87%	4%	48,965
The Avenue Collierville (3)	Memphis	511,000	100.00%	87%	4%	—
Mt. Juliet Village (1)	Nashville	91,000	50.50%	80%	1%	3,106
The Shops of Lee Village (1)	Nashville	74,000	50.50%	83%	0%	2,803
Creek Plantation Village (1)	Chattanooga	78,000	50.50%	93%	0%	3,114

TENNESSEE		1,505,000		87%	9%	57,988

Tiffany Springs MarketCenter (3)	Kansas City	238,000	100.00%	85%	3%	—

MISSOURI		238,000		85%	3%	—
Highland City Town Center (1)	Lakeland	96,000	50.50%	87%	1%	5,364
The Avenue Viera	Viera	332,000	11.50%	95%	1%	—
Viera MarketCenter	Viera	178,000	11.50%	94%	0%	—

FLORIDA		606,000		91%	2%	5,364

Greenbrier MarketCenter	Chesapeake	376,000	10.32%	100%	1%	—

VIRGINIA		376,000		100%	1%	—
Los Altos MarketCenter	Long Beach	157,000	10.32%	99%	0%	—

CALIFORNIA		157,000		99%	0%	—
TOTAL RETAIL PROPERTIES		4,798,000		87%	30%	67,478

TOTAL PORTFOLIO		12,573,000		87%	100%	598,575

(1)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(2)	The Company repaid this note in full on April 02, 2012 with proceeds from the credit facility.
(3)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.
(4)	Calculation is based on amounts for the three months ended March 31, 2012.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE

LEASING AND OCCUPANCY

	Company Share
Property Description	Percent Leased 1Q11	Percent Leased 4Q 11	Percent Leased 1Q12	Weighted Average Occupancy 1Q 11 (1)	Weighted Average Occupancy 4Q 11 (1)	Weighted Average Occupancy 1Q 12 (1)
I. OFFICE PROPERTIES
Terminus 100	97%	97%	96%	95%	97%	96%
191 Peachtree Tower	80%	82%	82%	73%	79%	78%
The American Cancer Society Center	95%	83%	83%	86%	86%	83%
Meridian Mark Plaza	97%	97%	98%	91%	97%	97%
Emory University Hospital Midtown Medical Office Tower	100%	100%	99%	98%	100%	99%
555 North Point Center East	98%	93%	96%	98%	99%	58%
Ten Peachtree Place (2)	94%	100%	100%	94%	99%	99%
333 North Point Center East	98%	98%	98%	97%	98%	98%
200 North Point Center East	100%	88%	88%	100%	88%	88%
100 North Point Center East	94%	84%	84%	94%	89%	84%
Inhibitex	100%	100%	100%	100%	100%	100%
Terminus 200	72%	87%	88%	23%	63%	87%
Galleria 75	67%	91%	94%	65%	77%	91%
Cosmopolitan Center	93%	94%	94%	93%	94%	94%

GEORGIA	90%	88%	88%	84%	87%	86%
Palisades West	97%	99%	99%	97%	99%	99%
The Points at Waterview	84%	88%	90%	86%	86%	89%

TEXAS	90%	93%	94%	91%	92%	93%

Lakeshore Park Plaza (3)	95%	95%	96%	95%	96%	93%
600 University Park Place (3)	89%	93%	93%	61%	92%	93%

ALABAMA	92%	94%	95%	82%	94%	93%

Gateway Village (2)	100%	100%	100%	100%	100%	100%
Presbyterian Medical Plaza	78%	84%	84%	78%	78%	78%

NORTH CAROLINA	100%	100%	100%	100%	100%	100%

TOTAL OFFICE PROPERTIES	91%	90%	90%	86%	89%	88%

II. RETAIL PROPERTIES
The Avenue Forsyth (3)	86%	89%	89%	67%	84%	89%
The Avenue Webb Gin	88%	91%	81%	86%	89%	82%
The Avenue West Cobb	97%	96%	95%	95%	98%	95%
North Point MarketCenter	99%	100%	100%	97%	91%	91%
The Avenue East Cobb	94%	86%	86%	93%	78%	82%
The Avenue Peachtree City	91%	89%	89%	88%	90%	90%

GEORGIA	88%	90%	87%	77%	87%	87%

The Avenue Murfreesboro	85%	88%	87%	85%	86%	86%
The Avenue Collierville (3)	88%	88%	87%	88%	88%	88%
Mt. Juliet Village (2)	77%	80%	80%	75%	77%	80%
The Shops of Lee Village (2)	77%	83%	83%	83%	79%	81%
Creek Plantation Village (2)	91%	93%	93%	91%	92%	93%

TENNESSEE	86%	87%	87%	87%	87%	87%

Tiffany Springs MarketCenter (3)	82%	83%	85%	80%	83%	83%

MISSOURI	82%	83%	85%	80%	83%	83%

Highland City Town Center (2)	87%	87%	87%	87%	87%	87%
The Avenue Viera	95%	97%	95%	92%	97%	95%
Viera MarketCenter	94%	94%	94%	94%	96%	94%

FLORIDA	91%	92%	91%	90%	92%	91%

Greenbrier MarketCenter	100%	100%	100%	100%	100%	100%

VIRGINIA	100%	100%	100%	100%	100%	100%

Los Altos MarketCenter	100%	100%	99%	100%	98%	98%

CALIFORNIA	100%	100%	99%	100%	98%	98%
TOTAL RETAIL PROPERTIES	87%	89%	87%	82%	87%	87%

TOTAL PORTFOLIO	90%	90%	89%	85%	89%	88%

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(3)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE (1)

NET OPERATING INCOME

($ in thousands)

	Three Months Ended			Q1 ’ 12 vs. Q1 ’ 11 % Change	Q1 ’ 12 vs. Q4 ’ 11 % Change
	March 31, 2012	March 31, 2011	December 31, 2011
Rental Property Revenues (2)
Office	29,999	29,214	30,086	2.7%	-0.3%
Retail	11,703	11,432	11,742	2.4%	-0.3%

Total Rental Property Revenues	41,702	40,647	41,828	2.6%	-0.3%

Rental Property Operating Expenses (2)
Office	11,450	11,759	11,555	-2.6%	-0.9%
Retail	3,394	3,400	3,704	-0.2%	-8.4%

Total Rental Property Operating Expenses	14,844	15,158	15,259	-2.1%	-2.7%

Same Property Net Operating Income
Office	18,548	17,456	18,531	6.3%	0.1%
Retail	8,310	8,033	8,038	3.4%	3.4%

Total Same Property Net Operating Income	26,858	25,488	26,569	5.4%	1.1%

	Three Months Ended			Q1 ’ 12 vs. Q1 ’ 11 % Change	Q1 ’ 12 vs. Q4 ’ 11 % Change
	March 31, 2012	March 31, 2011	December 31, 2011
Cash Basis Same Property Net Operating Income (3)
Office	16,487	15,592	16,327	5.7%	1.0%
Retail	8,121	7,716	7,871	5.3%	3.2%

Total Cash Basis Same Property Net Operating Income	24,608	23,307	24,198	5.6%	1.7%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2011, excluding properties subsequently sold.
(2)	Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3)	Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED

SQUARE FEET EXPIRING

As of March 31, 2012

OFFICE

As of March 31, 2012, the Company’s office portfolio included 21 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2012. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 & Thereafter	Total
Company Share
Square Feet Expiring	218,417	336,600	276,555	506,587	723,330	549,648	343,866	295,599	247,532	1,960,466	5,458,600
% of Leased Space	4%	6%	5%	9%	13%	10%	6%	6%	5%	36%	100%
Annual Contractual Rent ($000’s) (1)	$3,639	$7,378	$5,517	$11,114	$13,940	$13,981	$9,558	$7,236	$6,490	$50,094	$128,947
Annual Contractual Rent/Sq. Ft. (1)	$16.66	$21.92	$19.95	$21.94	$19.27	$25.44	$27.80	$24.48	$26.22	$25.55	$23.62

RETAIL

As of March 31, 2012, the Company’s retail portfolio included 17 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of March 31, 2012. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 & Thereafter	Total
Company Share
Square Feet Expiring (2)	69,769	85,227	107,218	100,131	276,809	145,514	327,534	325,956	92,130	539,566	2,069,854
% of Leased Space	3%	4%	5%	5%	13%	7%	16%	16%	5%	26%	100%
Annual Contractual Rent ($000’s) (1)	$1,024	$1,955	$2,135	$2,263	$6,234	$3,317	$7,325	$6,943	$1,364	$6,512	$39,072
Annual Contractual Rent/Sq. Ft. (1)	$14.68	$22.94	$19.91	$22.61	$22.52	$22.80	$22.36	$21.30	$14.81	$12.07	$18.88

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED

TOP 20 TENANTS

As of March 31, 2012

Tenant (1)	Product Type	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)
1. Deloitte & Touche	Office	4.3%	12.2
2. Smith, Gambrell & Russell, LLP	Office	3.4%	9.3
3. American Cancer Society	Office	3.2%	10.3
4. Internap Network Services	Office	2.3%	8.1
5. US South Communications	Office	2.3%	9.8
6. tvsdesign	Office	2.1%	9.5
7. AGL Services Company	Office	2.0%	14.3
8. Dimensional Fund Advisors	Office	1.9%	11.5
9. MedAssets Net Revenue Systems, LLC	Office	1.9%	3.0
10. Morgan Stanley	Office	1.7%	6.5
11. CB Richard Ellis, Inc.	Office	1.5%	7.3
12. Bombardier Aerospace Corporation	Office	1.4%	10.9
13. Emory University	Office	1.4%	4.9
14. Bank of America (3)	Office	1.4%	4.7
15. Northside Hospital	Office	1.3%	2.7
16. Georgia Lottery Corporation	Office	1.2%	11.2
17. Wells Fargo Bank, N.A.	Office	1.2%	4.0
18. Cumulus Media, Inc.	Office	1.2%	5.7
19. Premiere Global Services, Inc.	Office	1.2%	6.4
20. Barnes & Noble	Retail	1.1%	5.0

		37.8%	8.6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.
(3)	The Company’s economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED

DEVELOPMENT PIPELINE (1)

As of March 31, 2012

($ in thousands)

Project	Metropolitan Area	Company’s Ownership Interest		Estimated Project Cost (2)		Project Cost Incurred to Date		Number of Apartment Units/Square Feet	Percent Leased	Estimated Opening (3)	Estimated Stabilization(4)
Emory Point (Phase I)	Atlanta, GA	75%		$102,300		$44,605
Apartments								443	N/A	3Q 12	2Q 14
Retail								80,000	50%	4Q 12	2Q 13

Mahan Village	Tallahassee, FL	100	%(5)	$25,800	(5)	$13,708	(5)
Retail								147,000	82%	4Q 12	3Q 14

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for opening and stabilization are also estimates and are subject to change as the project proceeds through the development process.
(2)	Amount represents 100% of the estimated project cost. The projects are being funded with a combination of equity from the partners and $61.1 million and $15 million construction loans for Emory Point and Mahan Village, respectively. The projects will be funded by equity contributions until the partners have contributed their required equity amounts. All subsequent funding is expected to come from the construction loans. As of March 31, 2012, $5.4 million and $2.2 million were outstanding under the Emory Point and Mahan Village loans, respectively.
(3)	Estimated opening represents the quarter within which the Company estimates the first retail space to be open for operations and the quarter the Company estimates the first apartment unit to be occupied.
(4)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 95% economic occupancy on the retail space and 93% on the apartments.
(5)	Company’s ownership interest is shown at 100% as Mahan Village is owned in a joint venture which is consolidated with the Company. The Company receives a preferred return on cash flows from the venture and receives its contributed capital and an IRR look-back prior to any distributions to the partner related to its capital.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF COMMERCIAL LAND HELD

As of March 31, 2012

Property Description	Metropolitan Area	Company’s Ownership Interest	Developable Land Area (Acres)
Jefferson Mill Business Park	Atlanta	100.00%	117
King Mill Distribution Park	Atlanta	100.00%	86
Wildwood Office Park	Atlanta	50.00%	36
North Point	Atlanta	100.00%	38
Wildwood Office Park	Atlanta	100.00%	23
The Avenue Forsyth-Adjacent Land (1)	Atlanta	100.00%	11
The Avenue Forsyth-Outparcels (2)	Atlanta	100.00%	6
Terminus	Atlanta	100.00%	4
615 Peachtree Street	Atlanta	100.00%	2
The Avenue Webb Gin -Outparcels (2)	Atlanta	100.00%	2
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1

Georgia			326

Round Rock Land	Austin	100.00%	60
Research Park V	Austin	100.00%	6

Texas			66

Highland City Town Center -Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	56

Florida			56

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	6
The Avenue Murfreesboro-Outparcels (2) (3)	Nashville	50.00%	5
The Avenue Collierville-Outparcels (2) (3)	Memphis	100.00%	4

Tennessee			15

Tiffany Springs MarketCenter-Outparcels (2)	Kansas City	100.00%	12

Missouri			12

TOTAL COMMERCIAL LAND HELD			475

COMPANY’S SHARE OF TOTAL			424

COST BASIS OF COMMERCIAL LAND HELD			$91,935

COMPANY’S SHARE OF COST BASIS OF COMMERCIAL LAND HELD (2)			$65,673

(1)	Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2)	Land relates to outparcels available for sale or ground lease, which are included in the basis of the related operating property.
(3)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS

As of March 31, 2012

	Metropolitan Area	Company’s Ownership Interest	Lots			Tracts (2)
Description			Estimated Lot Capacity (1)	Total Sold	Remaining to be Sold	Sold since Inception	Remaining
Callaway Gardens (3) (4)	Atlanta	100.00%	559	31	528	—	—
The Lakes at Cedar Grove	Atlanta	100.00%	774	771	3	—	25
Blalock Lakes (4)	Atlanta	100.00%	154	21	133	—	1,205
Longleaf at Callaway (4)	Atlanta	100.00%	138	126	12	—	—
River’s Call	Atlanta	100.00%	107	98	9	—	—
Paulding County	Atlanta	50.00%	—	—	—	918	5,577

Georgia			1,732	1,047	685	918	6,807

Padre Island	Corpus Christi	50.00%	—	—	—	—	15

Texas			—	—	—	—	15

TOTAL LOTS AND TRACTS IN RESIDENTIAL PROJECTS			1,732	1,047	685	918	6,822

COMPANY’S SHARE OF TOTAL			1,732	1,047	685	459	4,026

COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS							$28,201

COMPANY’S SHARE OF COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS							$22,102

(1)	This estimate represents management’s current projection of the total lot capacity for the related residential project, which includes lots sold since inception, current lot inventory and projected future development capacity.
(2)	Tracts represents acres of land that may be sold to third parties in large tracts for residential or commercial development.
(3)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.
(4)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments.

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of March 31, 2012

($ in thousands)

	Company’s Ownership Interest		Rate End of Quarter	Maturity Date									Company’s Share Recourse (1)
						Company’s Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)						2012	2013	2014	2015	2016	Thereafter	Total
CONSOLIDATED DEBT
Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00	%(3)	1.89%	9/12/2014		—	—	2,192	—	—	—	2,192	548
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (2)	100.00%		1.84%	2/28/2016		—	—	—	—	87,000	—	87,000	87,000

Total Floating Rate Debt						—	—	2,192	—	87,000	—	89,192	87,548

Fixed Rate Debt
100/200 North Point Center East	100.00%		5.39%	6/1/2012	(4)	24,386	—	—	—	—	—	24,386	—
Callaway Gardens	100.00%		4.13%	11/18/2013		—	165	—	—	—	—	165	—
The Points at Waterview	100.00%		5.66%	1/1/2016		326	512	541	573	14,025	—	15,977	—
The American Cancer Society Center (5)	100.00%		6.45%	9/1/2017		1,052	1,528	1,632	1,741	1,834	127,508	135,295	—
191 Peachtree Tower	100.00%		3.35%	10/1/2018		—	—	—	—	1,305	98,695	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/2020		271	381	405	430	456	24,523	26,466	—
Terminus 100	100.00%		5.25%	1/1/2023		1,564	2,182	2,300	2,424	2,554	126,663	137,687	—

Total Fixed Rate Debt						27,599	4,768	4,878	5,168	20,174	377,389	439,976	—

TOTAL CONSOLIDATED DEBT						27,599	4,768	7,070	5,168	107,174	377,389	529,168	87,548

UNCONSOLIDATED DEBT
Floating Rate Debt
Bentwater Links (LIBOR + 6.5%)	50.00%		6.74%	5/23/2012		1,375	—	—	—	—	—	1,375	1,375
CF Murfreesboro Associates (LIBOR + 3.0%; $113.2mm facility)	50.00%		3.24%	7/20/2013		—	48,965	—	—	—	—	48,965	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.74%	12/31/2013		—	14,926	—	—	—	—	14,926	—
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.09%	6/28/2014		—	—	4,078	—	—	—	4,078	1,020
Highland City Town Center (LIBOR + 2.65%)	50.50	%(3)	2.89%	1/1/2016		78	109	116	123	4,938	—	5,364	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(3)	2.89%	1/1/2016		45	64	67	71	2,867	—	3,114	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(3)	3.09%	1/1/2016		—	51	58	62	2,935	—	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(3)	3.09%	1/1/2016		—	46	53	56	2,648	—	2,803	1,388

Total Floating Rate Debt						1,498	64,161	4,372	312	13,388	—	83,731	31,541

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%	6/1/2013		383	23,248	—	—	—	—	23,631	—
Ten Peachtree Place	50.00%		5.39%	4/1/2015		209	329	347	12,109	—	—	12,994	—
Gateway Village (6)	50.00%		6.41%	12/1/2016		5,614	7,917	8,439	8,997	8,768	—	39,735	—
The Avenue East Cobb	11.50%		4.52%	12/1/2017		53	74	78	81	85	3,755	4,126	—

Total Fixed Rate Debt						6,259	31,568	8,864	21,187	8,853	3,755	80,486	—

TOTAL UNCONSOLIDATED DEBT						$7,757	$95,729	$13,236	$21,499	$22,241	$3,755	$164,217	$31,541

TOTAL DEBT						$35,356	$100,497	$20,306	$26,667	$129,415	$381,144	$693,385	$119,089

TOTAL MATURITIES (7)						$25,761	$87,305	$6,270	$12,109	$114,413	$359,104	$604,963

% OF MATURITIES						4%	14%	1%	2%	19%	60%	100%

Floating and Fixed Rate Debt Analysis
	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs)
Floating Rate Debt	$172,923	25%	2.46%	2.9
Fixed Rate Debt	520,462	75%	5.37%	6.6

Total Debt	$693,385	100%	4.64%	5.7

(1)	Non-recourse loans are subject to customary carve-outs.
(2)	Total borrowing capacity of the Credit Facility at March 31, 2012 was $319.4 million based on certain covenant calculations. The spread over LIBOR at March 31, 2012 was 1.6% based on covenant calculations.
(3)	The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(4)	The Company repaid this note in full on April 2, 2012 with proceeds from the Credit Facility.
(5)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(6)	Gateway Village debt is non-recourse to the Company and the Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company may receive up to an 17% internal rate of return on its investment. Based on the nature of the investment, this debt is excluded from total debt in the Company’s credit facility financial covenant calculations.
(7)	Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(In thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	5,363	1,896	6,357	5,821	2,528	16,602	1,933
SECOND GENERATION BUILDING IMPROVEMENTS	624	25	24	35	380	464	155

	5,987	1,921	6,381	5,856	2,908	17,067	2,087
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,613	51	44	372	1,607	2,074	246

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	8,600	1,972	6,425	6,228	4,515	19,140	2,333
NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	56,278	14,053	14,316	14,269	15,536	58,174	16,715
RETAIL CONSOLIDATED PROPERTIES	20,079	5,739	4,901	5,016	5,309	20,965	6,049
OTHER RENTAL OPERATIONS - CONSOLIDATED	96	1	—	—	—	1	—

NET OPERATING INCOME - CONSOLIDATED	76,453	19,793	19,217	19,286	20,846	79,142	22,764
RENTAL PROPERTY REVENUES	129,687	32,679	33,284	33,801	34,879	134,643	37,183
RENTAL PROPERTY OPERATING EXPENSES	(53,234)	(12,886)	(14,066)	(14,515)	(14,033)	(55,500)	(14,419)

NET OPERATING INCOME - CONSOLIDATED	76,453	19,793	19,218	19,286	20,846	79,143	22,764
INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	18,640	3,614	3,404	3,740	1,287	12,045	309
RENTAL PROPERTY OPERATING EXPENSES	(7,031)	(1,371)	(1,406)	(1,651)	(464)	(4,892)	(85)

NET OPERATING INCOME	11,609	2,243	1,998	2,089	823	7,153	224
INTEREST AND OTHER INCOME	35	—	88	—	10	98	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(5)	—	—	—	—	—	—

FFO FROM DISCONTINUED OPERATIONS	11,639	2,243	2,086	2,089	833	7,251	224
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(7,052)	(1,426)	(1,372)	(1,149)	(329)	(4,276)	(120)

INCOME FROM DISCONTINUED OPERATIONS	4,587	817	714	940	504	2,975	104

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(In thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
MULTI-FAMILY SALES AND COST OF SALES:
CONSOLIDATED:
MULTI-FAMILY SALES - CONSOLIDATED:
MULTI-FAMILY SALES	34,442	4,657	7	—	—	4,664	—
MULTI-FAMILY COST OF SALES	(27,017)	(2,500)	13	—	—	(2,487)	—

MULTI-FAMILY SALES LESS COST OF SALES - CONSOLIDATED	7,425	2,157	20	—	—	2,177	—

JOINT VENTURES:
MULTI-FAMILY SALES - JOINT VENTURES:
MULTI-FAMILY SALES	389	—	—	—	—	—	—
MULTI-FAMILY COST OF SALES	(266)	(5)	—	—	—	(5)	—
OTHER, NET	350	22	33	(2)	25	77	(1)

MULTI-FAMILY SALES LESS COST OF SALES - SHARE OF JOINT VENTURES	473	17	33	(2)	25	72	(1)

TOTAL MULTI-FAMILY FFO	7,898	2,174	53	(2)	25	2,249	(1)

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	2,514	165	80	165	2,605	3,015	949
OUTPARCEL SALES	13,429	—	—	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	15,943	165	80	165	2,605	3,015	949
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,940	119	76	158	2,588	2,941	564
OUTPARCEL COST OF SALES	8,759	(50)	—	—	—	(50)	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	10,699	69	76	158	2,588	2,891	564
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,697	—	—	—	3,258	3,258	—

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	6,941	96	4	7	3,275	3,382	385

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	574	46	4	7	17	74	385
OUTPARCEL SALES LESS COST OF SALES	4,670	50	—	—	—	50	—
TRACT SALES LESS COST OF SALES	1,697	—	—	—	3,258	3,258	—

TOTAL CONSOLIDATED SALES LESS COST OF SALES	6,941	96	4	7	3,275	3,382	385

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(In thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
JOINT VENTURES:
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES - JOINT VENTURES:
RESIDENTIAL LOT SALES	7,768	1,186	2,229	1,875	2,053	7,343	—
OUTPARCEL SALES	516	—	—	—	—	—	—
TRACT SALES	10,633	572	29	152	41	794	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	18,917	1,758	2,258	2,027	2,093	8,137	176

RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES - JOINT VENTURES:
RESIDENTIAL LOT COST OF SALES	5,896	1,006	1,835	1,363	1,566	5,770	—
OUTPARCEL COST OF SALES	434	—	—	—	—	—	—
TRACT COST OF SALES	7,026	552	2	(15)	(26)	513	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	13,356	1,558	1,837	1,348	1,540	6,283	176
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES -JOINT VENTURES	5,561	200	421	679	554	1,854	—

SUMMARY - JOINT VENTURES:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,872	180	394	512	487	1,573	—
OUTPARCEL SALES LESS COST OF SALES	82	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,607	20	27	167	67	281	—

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES - SHARE OF JOINT VENTURES	5,561	200	421	679	554	1,854	—
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES LESS COST OF SALES	12,502	296	425	686	3,829	5,236	385

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,242	3,357	3,322	3,406	3,507	13,592	3,714
RETAIL PROPERTIES	7,937	2,695	2,596	2,647	2,728	10,666	2,608

NET OPERATING INCOME	20,179	6,052	5,918	6,053	6,235	24,258	6,322
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	5,561	200	421	679	554	1,854	—
MULTI-FAMILY SALES LESS COST OF SALES	473	17	33	(2)	25	73	(1)
TERMINATION FEES	48	58	—	—	15	73	42
INTEREST EXPENSE	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)
OTHER EXPENSE	913	43	—	(413)	(97)	(467)	(332)
IMPAIRMENT LOSSES	(3,746)	—	(250)	—	(28,753)	(29,003)	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(22)	(5)	(5)	(5)	(5)	(20)	(5)

FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	19,154	5,173	4,970	5,100	(23,206)	(7,963)	4,847
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(9,661)	(2,678)	(2,658)	(2,440)	(2,561)	(10,337)	(2,661)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	9,493	2,496	2,312	2,660	(25,767)	(18,299)	2,186

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(In thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.34	8.35	8.54	5.85	6.41	6.41	7.58
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	103,392	103,631	103,714	103,714	103,702	103,702	104,139

COMMON STOCK CAPITALIZATION	862,289	865,319	885,718	606,727	664,730	664,730	789,374
PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602
DEBT	509,509	496,823	498,034	462,135	539,442	539,442	529,168
SHARE OF UNCONSOLIDATED DEBT	172,325	166,726	163,931	162,022	162,127	162,127	164,217

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361

LEVERAGE RATIOS
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361
DEBT (2) / TOTAL MARKET CAPITALIZATION	40%	39%	39%	45%	46%	46%	42%

TOTAL ASSETS-CONSOLIDATED	1,371,282	1,335,453	1,337,132	1,294,376	1,235,535	1,235,535	1,199,634
ACCUMULATED DEPRECIATION-CONSOLIDATED	274,925	286,547	298,085	286,399	289,473	289,473	302,782
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	485,993	485,029	499,381	507,201	516,686	516,686	467,303
LESS: INVESTMENT IN JOINT VENTURES	(167,108)	(165,119)	(179,149)	(181,947)	(160,587)	(160,587)	(141,180)

TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385
UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35%	34%	34%	33%	37%	37%	38%

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	50%	49%	48%	57%	57%	57%	52%

DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987
TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	43%	43%	43%	42%	46%	46%	47%

EBITDA (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,911	568	377	393	370	1,708	369
INCOME TAX PROVISION (BENEFIT)	(1,079)	(64)	27	(180)	31	(186)	27
IMPAIRMENT LOSSES	6,300	3,508	250	—	125,376	129,134	—
PREDEVELOPMENT CHARGES	732	—	—	—	937	937	—
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227

EBITDA (2)	104,811	24,097	23,282	25,635	27,200	100,214	24,652
COVERAGE RATIOS (2)
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447
INTEREST COVERAGE RATIO (2)	2.53	2.76	2.74	3.28	3.65	3.08	3.31

INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447
SCHEDULED PRINCIPAL PAYMENTS	4,399	1,755	1,894	1,650	1,980	7,279	2,123
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227

FIXED CHARGES	58,738	13,718	13,626	12,689	12,668	52,701	12,797
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652
FIXED CHARGES COVERAGE RATIO (2)	1.78	1.76	1.71	2.02	2.15	1.90	1.93

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385
ANNUALIZED EBITDA (3)	111,284	96,388	93,128	102,540	108,800	108,800	98,608
DEBT (2) /ANNUALIZED EBITDA (3)	6.13	6.88	7.11	6.09	6.45	6.45	7.03

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st
DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	12,176	4,653	4,663	4,667	4,667	18,651	4,687
COMMON STOCK	24,282	—	—	—	—	—	—

COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488
FFO PAYOUT RATIO	111%	57%	43%	33%	-4%	-24%	35%

FFO BEFORE CERTAIN CHARGES
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	(1,000)
PREDEVELOPMENT CHARGES	732	—	—	—	937	937	(185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94
SEPARATION CHARGES	1,045	101	77	15	4	197	213

FFO BEFORE CERTAIN CHARGES	50,685	11,731	11,223	14,398	16,115	53,467	12,610
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	72%	40%	42%	32%	29%	35%	37%

FAD (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488
FAS 13	(7,936)	(2,637)	(2,885)	(3,095)	(2,459)	(11,076)	(2,686)
ABOVE AND BELOW MARKET RENTS	(90)	(23)	(15)	(15)	27	(26)	108
SECOND GENERATION CAPEX	(8,600)	(1,972)	(6,425)	(6,228)	(4,515)	(19,140)	(2,333)

FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577
COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687
FAD PAYOUT RATIO (2)	226%	133%	297%	94%	-4%	-17%	55%

FAD BEFORE CERTAIN CHARGES
FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	(1,000)
PREDEVELOPMENT CHARGES	732	—	—	—	937	937	(185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94
SEPARATION CHARGES	1,045	101	77	15	4	197	213

FAD BEFORE CERTAIN CHARGES	34,058	7,099	1,898	5,059	9,168	23,225	7,699
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	107%	66%	246%	92%	51%	80%	61%

OPERATIONS RATIOS
REVENUES	214,722	45,487	41,967	43,721	46,359	177,534	47,164
RENTAL REVENUES FROM DISCONTINUED OPERATIONS	18,675	3,614	3,492	3,740	1,297	12,143	309

REVENUES INCLUDING DISCONTINUED OPERATIONS	233,397	49,101	45,459	47,461	47,656	189,677	47,473

GENERAL AND ADMINISTRATIVE EXPENSES	28,517	7,400	6,133	4,295	6,338	24,166	6,623
REVENUES INCLUDING DISCONTINUED OPERATIONS	233,397	49,101	45,459	47,461	47,656	189,677	47,473
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%
TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%

(1) AMOUNTS MAY DIFFER SLIGHTLY FROM ACTUAL RESULTS DUE TO ROUNDING.
(2) INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3) ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

($ in thousands)

	Three Months Ended
	March 31,	March 31,	December 31,
	2012	2011	2011
Net Operating Income
Same Property	26,858	25,488	26,569
Non-Same Property	2,452	2,601	1,334

Consolidated Property Net Operating Income	29,310	28,089	27,903

Less: Non-Cash Items
Straight-line rent	2,678	2,631	2,458
Other	8	151	91

Non-Cash Items	2,686	2,782	2,549

Cash Basis Property Net Operating Income	26,624	25,307	25,354

Net Operating Income (1)
Operating Properties	22,764	19,793	20,845
Discontinued Operations	224	2,244	823
Share of Unconsolidated Joint Ventures	6,322	6,052	6,235

Total Net Operating Income	29,310	28,089	27,903

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.

“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.

“Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.

“FAD Before Certain Charges” represents FAD before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before

Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

“FFO Before Certain Charges” represents FFO before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income which is rental property revenues less rental property operating expenses, like FFO, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

“Same-Property Net Operating Income” represents the Net Operating Income and Cash Basis Same Properties. Cash Basis Net Operating Income excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.